EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003





In connection with the annual report of Classic Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I David B. Barbour, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 27, 2003                   /s/ David B. Barbour
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                                      David B. Barbour
                                      President and Chief Executive Officer